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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                            Distribution Date:      2/15/01
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(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                              0.00
             Class B Principal Payment                              0.00
             Class C Principal Payment                              0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                              0.00
             Class B Principal Payment                              0.00
             Class C Principal Payment                              0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement              3,757,812.50
             Class B Note Interest Requirement                324,609.38
             Class C Note Interest Requirement                440,791.63
                       Total                                4,523,213.50

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                   5.01042
             Class B Note Interest Requirement                   5.19375
             Class C Note Interest Requirement                   5.48542

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                  750,000,000
             Class B Note Principal Balance                   62,500,000
             Class C Note Principal Balance                   80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account     8,928,570.00

(v)     Required Owner Trust Spread Account Amount          8,928,570.00



                                                By:
                                                       ------------------
                                                Name:  Patricia M. Garvey
                                                Title: Vice President